Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

	2012	2011				1st Quarter
(Dollars in thousands, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘12 vs. ’11 Change
Interest income	$262,654	273,303	281,970	288,052	298,432	(12.0)%
Interest expense	41,695	46,147	53,367	57,091	60,998	(31.6)

Net interest income	220,959	227,156	228,603	230,961	237,434	(6.9)
Provision for losses on loans	66,049	54,565	102,325	120,159	141,746	(53.4)

Net interest income after provision for losses on loans	154,910	172,591	126,278	110,802	95,688	61.9

Non-interest income:
Service charges on deposit accounts	18,231	19,175	20,039	19,238	20,318	(10.3)
Fiduciary and asset management fees	10,835	10,763	11,631	11,879	11,537	(6.1)
Brokerage revenue	6,647	6,939	6,556	6,291	6,220	6.9
Mortgage revenue	6,003	4,847	7,427	5,547	2,495	140.6
Bankcard fees	7,579	7,150	11,562	12,125	10,657	(28.9)
Investment securities gains (losses), net	20,083	10,337	62,873	377	1,420	nm
Other fee income	4,700	4,310	5,423	5,289	4,931	(4.7)
Increase (decrease) in fair value of private equity investments, net	93	(177)	(771)	(301)	132	(29.5)
Other non-interest income	9,968	10,126	8,652	7,404	6,454	54.4

Total non-interest income	84,139	73,470	133,392	67,849	64,164	31.1

Non-interest expense:
Salaries and other personnel expense	92,622	93,115	93,184	91,749	93,100	(0.5)
Net occupancy and equipment expense	26,706	27,338	27,981	28,883	29,834	(10.5)
FDIC insurance and other regulatory fees	14,663	13,238	15,463	15,956	14,406	1.8
Foreclosed real estate expense	22,972	31,853	37,108	39,872	24,737	(7.1)
Losses (gains) on other loans held for sale, net	959	(145)	(846)	480	(2,226)	nm
Professional fees	9,267	10,321	10,135	10,893	9,236	0.3
Data processing expense	8,024	8,532	9,024	9,251	8,950	(10.3)
Visa indemnification charges	2,979	5,942	—	92	4	nm
Restructuring charges	858	639	2,587	3,106	24,333	(96.5)
Loss on curtailment of post-retirement defined benefit plan	—	—	—	—	398	nm
Other operating expenses	24,083	28,249	27,916	22,133	36,944	(34.8)

Total non-interest expense	203,133	219,082	222,552	222,415	239,716	(15.3)

Income (loss) before income taxes	35,916	26,979	37,118	(43,764)	(79,864)	nm
Income tax (benefit) expense	(77)	(378)	6,910	(4,764)	(456)	nm

Net income (loss)	35,993	27,357	30,208	(39,000)	(79,408)	nm
Net loss attributable to non-controlling interest	—	—	—	—	(220)	nm

Net income (loss) available to controlling interest	35,993	27,357	30,208	(39,000)	(79,188)	nm

Dividends and accretion of discount on preferred stock	14,624	14,578	14,541	14,504	14,466	1.1

Net income (loss) available to common shareholders	$21,369	12,779	15,667	(53,504)	(93,654)	nm

Basic EPS
Net income (loss) available to common shareholders	0.027	0.016	0.020	(0.068)	(0.119)	nm
Diluted EPS
Net income (loss) available to common shareholders	0.024	0.014	0.017	(0.068)	(0.119)	nm
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—
Return on average assets *	0.53%	0.39	0.42	(0.55)	(1.09)	nm
Return on average common equity *	4.49	2.66	3.20	(10.95)	(18.46)	nm
Average common shares outstanding - basic	786,135	785,289	785,280	785,277	785,243	0.1%
Average common shares outstanding - diluted	908,986	911,253	911,247	785,277	785,243	15.8

nm	- not meaningful
*	- ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

	March 31, 2012	December 31, 2011	March 31, 2011
(In thousands, except share data)
ASSETS
Cash and due from banks	$485,074	510,423	407,201
Interest bearing funds with Federal Reserve Bank	1,781,002	1,567,006	2,541,884
Interest earning deposits with banks	11,963	13,590	22,217
Federal funds sold and securities purchased under resale agreements	123,676	158,916	129,938
Trading account assets, at fair value	16,398	16,866	17,641
Mortgage loans held for sale, at fair value	96,837	161,509	112,246
Other loans held for sale	19,610	30,156	111,057
Investment securities available for sale, at fair value	3,713,503	3,690,125	3,346,483
Loans, net of unearned income	19,843,698	20,079,813	20,997,422
Allowance for loan losses	(507,794)	(536,494)	(678,426)

Loans, net	19,335,904	19,543,319	20,318,996

Premises and equipment, net	479,976	486,923	495,490
Goodwill	24,431	24,431	24,431
Other intangible assets, net	7,589	8,525	11,424
Other assets	968,829	951,056	1,139,195

Total assets	$27,064,792	27,162,845	28,678,203

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,535,844	5,366,868	4,698,580
Interest bearing deposits, excluding brokered deposits	15,195,149	15,261,710	15,528,685
Brokered deposits	1,406,709	1,783,174	2,978,614

Total deposits	22,137,702	22,411,752	23,205,879
Federal funds purchased and other short-term borrowings	315,857	313,757	425,209
Long-term debt	1,351,823	1,364,727	1,912,954
Other liabilities	437,647	245,157	251,462

Total liabilities	24,243,029	24,335,393	25,795,504

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	949,536	947,017	939,691
Common stock, par value $1.00 (2)	792,269	790,989	790,968
Additional paid-in capital	2,226,844	2,241,171	2,352,329
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive income	(2,195)	21,093	40,149
Accumulated deficit	(1,030,515)	(1,058,642)	(1,126,356)

Total shareholders’ equity	2,821,763	2,827,452	2,882,605
Non-controlling interest in subsidiaries	—	—	94

Total equity	2,821,763	2,827,452	2,882,699

Total liabilities and equity	$27,064,792	27,162,845	28,678,203

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 786,575,497; 785,295,428; and 785,274,094 at March 31, 2012, December 31, 2011, and March 31, 2011, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

	2012	2011
(Dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,577,026	3,647,459	3,152,589	3,172,818	3,264,581
Yield	2.34%	2.59	3.28	3.46	3.56
Tax-exempt investment securities (2) (4)	$23,559	25,566	27,903	31,264	44,228
Yield (taxable equivalent)	6.36%	6.57	6.66	6.73	6.84
Trading account assets	$14,975	19,107	14,601	16,881	20,281
Yield	7.45%	4.87	5.76	5.27	5.13
Commercial loans (3) (4)	$16,144,615	16,276,207	16,535,371	16,983,912	17,555,733
Yield	4.76%	4.82	4.88	4.92	4.98
Consumer loans (3)	$3,866,084	3,871,393	3,869,698	3,879,042	3,914,222
Yield	4.94%	4.95	5.06	5.10	5.25
Allowance for loan losses	$(529,669)	(587,956)	(632,082)	(678,851)	(698,609)

Loans, net (3)	$19,481,030	19,559,644	19,772,987	20,184,103	20,771,346
Yield	4.94%	5.01	5.09	5.14	5.21
Mortgage loans held for sale	$112,040	161,632	91,257	79,340	152,981
Yield	4.88%	4.58	5.74	6.16	4.74
Federal funds sold, due from Federal Reserve Bank,and other short-term investments	$1,830,295	2,221,728	3,075,470	2,929,515	3,033,284
Yield	0.24%	0.24	0.24	0.25	0.25
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$78,100	84,171	96,442	104,727	111,096
Yield	1.43%	0.93	0.90	0.87	0.90

Total interest earning assets	$25,117,025	25,719,307	26,231,249	26,518,648	27,397,797
Yield	4.22%	4.23	4.28	4.37	4.42

Interest Bearing Liabilities
Interest bearing demand deposits	$3,540,327	3,457,677	3,302,439	3,379,243	3,526,730
Rate	0.25%	0.26	0.30	0.32	0.33
Money market accounts	$6,755,769	6,697,334	6,636,751	6,306,399	6,550,623
Rate	0.49%	0.57	0.73	0.77	0.76
Savings deposits	$534,118	516,520	521,604	520,518	493,504
Rate	0.12%	0.12	0.13	0.14	0.14
Time deposits under $100,000	$1,967,084	2,062,171	2,131,453	2,124,525	2,212,215
Rate	1.08%	1.17	1.27	1.38	1.53
Time deposits over $100,000	$2,480,044	2,710,893	2,912,476	2,978,929	3,291,202
Rate	1.33%	1.40	1.49	1.57	1.65
Brokered money market accounts	$223,113	236,973	325,002	390,048	393,981
Rate	0.28%	0.27	0.39	0.47	0.51
Brokered time deposits	$1,346,868	1,689,538	2,053,811	2,471,620	2,665,314
Rate	1.89%	1.87	1.88	1.87	1.83

Total interest bearing deposits	$16,847,323	17,371,106	17,883,536	18,171,282	19,133,569
Rate	0.73%	0.82	0.95	1.01	1.05
Federal funds purchased and other short-term liabilities	$296,018	329,343	368,311	449,815	412,008
Rate	0.24%	0.26	0.28	0.26	0.29
Long-term debt	$1,386,324	1,443,825	1,693,673	1,901,130	1,891,576
Rate	3.19%	2.78	2.45	2.30	2.39

Total interest bearing liabilities	$18,529,665	19,144,274	19,945,520	20,522,227	21,437,153
Rate	0.90%	0.96	1.06	1.11	1.15

Non-interest bearing demand deposits	$5,397,964	5,413,322	5,175,521	4,911,044	4,821,237

Net interest margin	3.55%	3.52	3.47	3.51	3.52

Taxable equivalent adjustment	$798	844	880	893	964

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)	March 31, 2012
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$760,911	3.8%	$7,534	0.9%
Hotels	769,000	3.9	7,094	0.8
Office Buildings	758,107	3.8	6,873	0.8
Shopping Centers	936,503	4.7	11,931	1.4
Commercial Development	276,157	1.4	34,018	4.1
Warehouses	482,823	2.4	6,355	0.8
Other Investment Property	463,307	2.3	5,338	0.6

Total Investment Properties	4,446,808	22.3	79,143	9.5

1-4 Family Construction	177,111	0.9	17,383	2.1
1-4 Family Investment Mortgage	955,819	4.8	57,611	6.9
Residential Development	421,226	2.1	103,422	12.4

Total 1-4 Family Properties	1,554,156	7.8	178,416	21.3

Land Acquisition	1,049,547	5.3	242,950	29.0

Total Commercial Real Estate	7,050,511	35.5	500,509	59.8

Commercial , Financial, and Agricultural	5,122,095	25.8	161,014	19.3
Owner-Occupied Real Estate	3,813,638	19.2	92,725	11.1

Total Commercial & Industrial	8,935,733	45.0	253,739	30.4
Home Equity Lines	1,595,675	8.0	24,795	3.0
Consumer Mortgages	1,390,126	7.0	50,944	6.1
Credit Cards	264,470	1.2	—	—
Other Retail Loans	618,487	3.1	6,053	0.7

Total Retail	3,868,758	19.5	81,792	9.8
Unearned Income	(11,304)	nm	—	nm

Total	$19,843,698	100.0%	$836,040	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)	Total Loans		1Q12 vs. 4Q11		1Q12 vs. 1Q11
Loan Type	March 31, 2012	December 31, 2011	% change (1)	March 31, 2011	% change
Multi-Family	$760,911	785,672	(12.7)%	$861,336	(11.7)%
Hotels	769,000	791,444	(11.4)	837,377	(8.2)
Office Buildings	758,107	775,671	(9.1)	795,144	(4.7)
Shopping Centers	936,503	979,288	(17.6)	1,065,314	(12.1)
Commercial Development	276,157	286,954	(15.1)	365,925	(24.5)
Warehouses	482,823	489,086	(5.2)	518,088	(6.8)
Other Investment Property	463,307	449,198	12.6	470,379	(1.5)

Total Investment Properties	4,446,808	4,557,313	(9.8)	4,913,563	(9.5)

1-4 Family Construction	177,111	199,088	(44.4)	278,661	(36.4)
1-4 Family Investment Mortgage	955,819	976,552	(8.5)	1,091,498	(12.4)
Residential Development	421,226	442,844	(19.6)	584,440	(27.9)

Total 1-4 Family Properties	1,554,156	1,618,484	(16.0)	1,954,599	(20.5)

Land Acquisition	1,049,547	1,094,821	(16.6)	1,196,310	(12.3)

Total Commercial Real Estate	7,050,511	7,270,618	(12.2)	8,064,472	(12.6)

Commercial , Financial, and Agricultural	5,122,095	5,088,420	2.7	5,128,080	(0.1)
Owner-Occupied Real Estate	3,813,638	3,852,854	(4.1)	3,936,498	(3.1)

Total Commercial & Industrial	8,935,733	8,941,274	(0.2)	9,064,578	(1.4)
Home Equity Lines	1,595,675	1,619,585	(5.9)	1,617,842	(1.4)
Consumer Mortgages	1,390,126	1,411,749	(6.2)	1,453,568	(4.4)
Credit Cards	264,470	273,098	(12.7)	272,519	(3.0)
Other Retail Loans	618,487	575,475	30.1	533,338	16.0

Total Retail	3,868,758	3,879,907	(1.2)	3,877,267	(0.2)
Unearned Income	(11,304)	(11,986)	(22.9)	(8,895)	27.1

Total	$19,843,698	20,079,813	(4.7)%	$20,997,422	(5.5)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

	2012	2011				1st Quarter
	First	Fourth	Third	Second	First	‘12 vs.’ 11
(Dollars in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-performing Loans	$836,039	883,021	872,074	885,236	895,726	(6.7)%
Other Loans Held for Sale (1)	18,317	30,156	53,074	89,139	110,436	(83.4)
Other Real Estate	201,429	204,232	239,255	244,313	269,314	(25.2)
Non-performing Assets	1,055,785	1,117,409	1,164,403	1,218,688	1,275,476	(17.2)
Allowance for Loan Losses	507,794	536,494	595,383	631,401	678,426	(25.2)
Net Charge-Offs - Quarter	94,749	113,454	138,344	167,184	166,867	(43.2)
Net Charge-Offs / Average Loans - Quarter (2)	1.90%	2.26	2.72	3.22	3.12
Non-performing Loans / Loans	4.21	4.40	4.34	4.32	4.27
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	5.26	5.50	5.71	5.85	5.97
Allowance / Loans	2.56	2.67	2.96	3.08	3.23
Allowance / Non-performing Loans	60.74	60.76	68.27	71.33	75.74
Allowance / Non-performing Loans (3)	128.32	126.54	145.12	161.55	176.08
Past Due Loans over 90 days and Still Accruing	$8,388	14,521	26,860	23,235	10,490	(20.0)%
As a Percentage of Loans Outstanding	0.04%	0.07	0.13	0.11	0.05
Total Past Dues Loans and Still Accruing	$144,794	149,441	199,561	199,804	201,754	(28.2)
As a Percentage of Loans Outstanding	0.73%	0.74	0.99	0.97	0.96
Accruing troubled debt restructurings (TDRs)	$651,239	668,472	640,324	551,603	545,416	19.4

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)	March 31, 2012	December 31, 2011	March 31, 2011
Tier 1 Capital	$2,799,794	2,780,774	2,812,101
Total Risk-Based Capital	3,518,230	3,544,089	3,591,466
Tier 1 Capital Ratio	13.19%	12.94	12.78
Tier 1 Common Equity Ratio	8.67	8.49	8.47
Total Risk-Based Capital Ratio	16.57	16.49	16.32
Tier 1 Leverage Ratio	10.41	10.08	9.58
Common Equity as a Percentage of Total Assets (2)	6.92	6.92	6.77
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.81	6.81	6.66
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.67	8.60	8.67
Book Value Per Common Share (4) (5)	2.05	2.06	2.14
Tangible Book Value Per Common Share (3) (5)	2.01	2.02	2.10

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).